Exhibit 10.1

AMENDMENT TO LEASE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT, WHICH ARE DENOTED BY ***. A COMPLETE COPY OF THIS AGREEMENT, INCLUDING THE REDACTED PORTIONS, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIS AMENDMENT TO LEASE (this “Amendment”) is made as of the 11th day of October, 2012 (the “Effective Date”) by and between NORFOLK SOUTHERN RAILWAY COMPANY, a Virginia corporation (“Landlord”) and JOHNSTOWN AMERICA CORPORATION, a Delaware corporation (“Tenant”).

RECITALS:

A. Landlord and Tenant entered into that certain Lease Agreement dated December 20, 2004 for approximately 11.6 acres of real property and certain improvements located thereon located in Roanoke, Virginia, all as more particularly described in the Lease Agreement (the “Track 1 Premises”), which Lease Agreement has been amended by that certain First Amendment to Lease Agreement dated as of December 1, 2005 and that certain Second Amendment to Lease Agreement dated as of February 1, 2008 (as so amended, the “Track 1 Lease”).

B. Landlord and Tenant entered into that certain Lease Agreement dated September 1, 2006 for approximately 3.9 acres of real property and certain improvements located thereon located in Roanoke, Virginia, all as more particularly described in the Lease Agreement (the “Track 2 Premises”), which Lease Agreement has been amended by that certain First Amendment to Lease Agreement dated as of February 1, 2008 (as so amended, the “Track 2 Lease”).

C. Landlord and Tenant entered into that certain Lease Agreement dated February 15, 2008 for approximately 47,000 square feet of space in the southern end of the Foundry Building located in Roanoke, Virginia (the “Foundry Premises,” and collectively with the Track 1 Premises and the Track 2 Premises, the “Leased Premises”), all as more particularly described in the Lease Agreement (the “Foundry Lease,” each of the Track 1 Lease, the Track 2 Lease and the Foundry Lease are individually referred to as a “Lease,” and collectively, the “Leases”).

D. Landlord and Tenant have agreed to amend the Track 1 Lease, the Track 2 Lease and the Foundry Lease as hereinafter provided. All capitalized terms not specifically defined herein shall have the meanings given or ascribed to them in the specified lease.

NOW THEREFORE, in consideration of the mutual agreements hereinafter contained, and for $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1. Track 1 Premises. Effective as of the Effective Date, the Track 1 Premises, as set forth in Section 1 of the Track 1 Lease, shall be amended to include all space in the Wash and Locker House (Building 38).

2. Track 2 Premises. Effective as of the Effective Date, the Track 2 Premises, as set forth in Section 1 of the Track 2 Lease, shall be amended as follows:

(a)	Section 1(d) of the Track 2 Lease, being “that portion of the first floor of General Storehouse, a/k/a “GOB East” (Building 46) located to the west of the elevator shaft” is deleted from the Track 2 Premises; provided, however, that notwithstanding the foregoing, Landlord and Tenant acknowledge and agree that Tenant shall have the right to continue to use the loading dock for Building 46; and

(b)	Section 1(f) of the Track 2 Lease is hereby amended to read as follows: “*** lines of track, estimated to be *** lineal feet in total length, depicted on Exhibit A attached hereto and made a part hereof (collectively, the “Tracks”).”

(c)	That portion of Exhibit A attached to the Track 2 Lease which depicts the Tracks is hereby deleted in its entirety and Exhibit A attached to this Amendment is hereby inserted in lieu thereof.

3. Term. Effective as of the Effective Date, the “Initial Term” of the Track 1 Lease, the Track 2 Lease and the Foundry Lease shall each be extended so as to end at midnight on December 31, 2024, and Section 2 of each Lease is hereby amended accordingly.

4. Renewal Term. Section 1 of Exhibit B to each Lease is hereby amended to provide that the Renewal Term as set forth therein shall commence, if at all, on January 1, 2025 (the “Renewal Commencement Date”) and expire on December 31, 2035.

5. Base Rental. Commencing as of the Effective Date, Base Rental for the Leased Premises shall be payable as set forth on Exhibit B attached hereto and made a part hereof, and Section 3 of each Lease is hereby amended accordingly.

6. Capital Improvements; Credit Against Base Rental. Tenant shall have the right to undertake (a) the capital repairs, alterations and improvements listed on Exhibit C attached hereto and incorporated by this reference (collectively, the “Planned Capital Improvements”), and (b) such other capital repairs, alterations and improvements as may be approved by Landlord (the “Additional Capital Improvements”). The parties acknowledge and agree that Tenant will continue to be entitled to the current capital expenditure credit of $*** per month under the Track 1 Lease, which credit will continue through the month of November 2014. All Planned Capital Improvements and Additional Capital Improvements shall, upon completion, remain the property of Tenant and Tenant shall be entitled to remove all such

Planned Capital Improvements and Additional Capital Improvements upon the expiration or earlier termination of the Term of this Lease so long as any such removal does not affect the structural integrity of any buildings which comprise the Premises.

7. Intentionally Deleted.

8. Modifications and Alterations to the Premises. Landlord and Tenant acknowledge and agree that, subject to Landlord’s reasonable approval of the plans and specifications for the Planned Capital Improvements, Landlord has consented to Tenant’s completion of the Planned Capital Improvements within the Premises pursuant to Section 6 of each Lease.

9. Tenant’s Right to Suspend Operations. Section 3 of Exhibit B to the Track 1 Lease and the Track 2 Lease, and Section 2 of the Foundry Lease are each hereby modified as follows:

(a)	The first sentence of each said Section is hereby deleted in its entirety and the following inserted in lieu thereof: “At any time during the Initial Term of each Lease, Tenant shall be permitted in its sole and absolute discretion, on a one-time basis upon at least sixty (60) days’ prior written notice thereof to Landlord ***; provided, however, that Tenant shall not have such right at any time that a default or event of default has occurred and is continuing under the Lease.”

(b)	The second sentence of Section 3 of the Track 2 Lease and the second sentence of Section 2 of the Foundry Lease are hereby deleted in their entirety.

10. Termination By Landlord. The first sentence of Section 10(A)(2) of Exhibit B to the Track 1 Lease is hereby deleted in its entirety, and the following sentence is hereby (A) inserted in lieu thereof in the Track 1 Lease, and (B) inserted into the Track 2 Lease as a new Section 10(A)(2) and into the Foundry Lease as a new Section 7(A)(2) as if fully set forth therein: “Landlord shall have the right to terminate this Lease at any time effective after January 1, 2020 and at any time during the Renewal Term.”

11. Termination by Tenant. The first sentence of Section 10(B)(2) of Exhibit B to the Track 1 Lease, the first sentence of Section 10(B)(2) of Exhibit B to the Track 2 Lease and the first sentence of Section 7(B)(2) of Exhibit B to the Foundry Lease are each hereby deleted in their entirety and the following sentence inserted in lieu thereof in each Lease: “Tenant shall have the right to terminate this Lease at any time effective after January 1, 2020 and at any time during the Renewal Term.”

12. Right of First Offer. The Right to First Offer contained in Section 14 of Exhibit B to the Foundry Lease shall be deemed incorporated into each Lease as if fully set forth therein, and the term “Offer Space” as set forth therein shall be modified to also include the following: (a) that certain property located at Milepost N256.50 in Roanoke City, Virginia, having an area of .16 acres of land and the Old Tank Shop Building containing 12,000 sq. ft., more or less, the location and dimensions of which are substantially shown on print of Drawing

No. IDA-11-001 dated 10/5/2011 attached hereto as Exhibit C and incorporated by this reference (the “Old Tank Shop Building”); and (b) any available space in the General Storehouse a/k/a “GOB East” (Building 46) (the “GOB East Building”) located to the west of the elevator shaft, such that Tenant shall have a right of first offer to lease any available space in the Old Tank Shop Building and the GOB East Building in accordance with the terms and provisions set forth in said Section 14 and in addition to the rights granted therein.

13. Supply Agreement. The parties hereto acknowledge and agree that the term of that certain Freight Car Supply Agreement dated as of December 20, 2004 by and between Tenant and Landlord (the “Supply Agreement”) shall continue to be concurrent with the Term of the Lease. The Supply Agreement shall terminate on the expiration or earlier termination of the Lease.

14. Counterparts. This Amendment may be executed on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

15. Governing Law. This amendment is governed by and shall be construed under the laws of the State of Virginia.

16. Effect of Amendment. Except as herein specifically amended, each Lease shall remain in full force and effect.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, this Amendment is executed as of the date and year hereinabove set forth.

LANDLORD:

NORFOLK SOUTHERN RAILWAY COMPANY, a Virginia corporation

By:
Name:
Its:

TENANT:

JOHNSTOWN AMERICA CORPORATION, a Delaware corporation

By:
Name:
Its:

EXHIBIT A

DEPICTION OF THE TRACKS

[See attached]

CAMPBELL AVE.
TRACKAGE REMOVED FROM LEASE
90 T.F.
TRACK REMOVED FROM LEASE
360 T.F.
Foundry
TRACKAGE ADDED TO LEASE
1369 T.F.
NORFOLK SOUTHERN
ROANOKE, VIRGINIA
ADDENDUM TO AGREEMENT
WITH JOHNSTOWN AMERICA
IDB-11-033

EXHIBIT B

BASE RENTAL DURING INITIAL TERM

Lease Year	Monthly Base Rent		Pre-Term Capital Allowance		Total Monthly Base Rent		Annual Base Rent
10/1/2012—11/30/2012	$	***	$	***	$	***	$	***
12/1/2012—11/30/2013	$	***	$	***	$	***	$	***
12/1/2013—11/30/2014	$	***	$	***	$	***	$	***
12/1/2014—11/30/2015	$	***	$	***	$	***	$	***
12/1/2015—11/30/2016	$	***	$	***	$	***	$	***
12/1/2016—11/30/2017	$	***	$	***	$	***	$	***
12/1/2017—11/30/2018	$	***	$	***	$	***	$	***
12/1/2018—11/30/2019	$	***	$	***	$	***	$	***
12/1/2019—11/30/2020	$	***	$	***	$	***	$	***
12/1/2020—11/30/2021	$	***	$	***	$	***	$	***
12/1/2021—11/30/2022	$	***	$	***	$	***	$	***
12/1/2022—11/30/2023	$	***	$	***	$	***	$	***
12/1/2023—11/30/2024	$	***	$	***	$	***	$	***
12/1/2024—12/31/2024	$	***	$	***	$	***	$	***

Rent under the current Leases would remain in effect through 12/1/2012 as follows:

Monthly Base Rent payable under the Track 1 Lease is $***;

Monthly Base Rent payable under the Track 2 Lease is $***; and

Monthly Base Rent payable under the Foundry Lease is $***.

Total Monthly Base Rent under the Leases $*** before CAPX reductions.

Commencing on December 1, 2012 and continuing until November 30, 2013, Monthly Base Rent will increase to $***, as set forth in the schedule.

Commencing on December 1, 2013 and continuing until November 30, 2014, Monthly Base Rent will increase to $***, as set forth in the attached schedule.

Commencing on December 1, 2014 and continuing until November 30, 2015, Monthly Base Rent will increase to $***, as set forth in the attached schedule.

Commencing on December 1, 2015 and continuing on each December 1st thereafter during the Term, Monthly Base Rent will increase ***%, as set forth in the attached schedule.

Tenant is currently entitled to a monthly CAPX credit of $***. As set forth in Section 6, this credit will continue to be applied through the month of November 2014.

EXHIBIT C

PLANNED CAPITAL IMPROVEMENTS

Automatic Blast and Dust Collection System	$	***

Including ***
Total for Automatic Blast and Dust Collection System:	$	***

Modifications to Paint Booth and Curing Booth	$	***

Including ***

Total for Modifications to Paint Booth and Curing Booth:	$	***

Contractor Scope Auto Blast and Paint	$	***

Including ***

Total for Contractor Scope Auto Blast and Paint:	$	***

TOTAL PLANNED CAPITAL IMPROVEMENTS:	$	***